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                                  AMENDMENT NO. 1 TO

                                  INPUT/OUTPUT, INC.
                       SUPPLEMENTAL EXECUTIVE RETIREMENT TRUST

    WHEREAS, effective July 20, 1992, the Input/Output, Inc. Supplemental Executive Retirement Trust (the "Supplemental Retirement Trust" or this "Trust") was established by Input/Output, Inc. (the "Company") to provide for the payment of certain pension and pension-related benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and further business success of the Company; and

    WHEREAS, the Company retained the power to amend the Supplemental Retirement Trust pursuant to Section 20 with respect to administrative matters; and

    WHEREAS, the Company desires to amend the Supplemental Retirement Trust to clarify and correct certain provisions to ensure that the Company's purpose is carried out;

    NOW, THEREFORE, in consideration of the premises and pursuant to the amendment authority reserved thereunder, effective as of January 17, 1997, this Trust is hereby amended as hereinafter set forth:

                                          I.

    Section 5 is amended by adding the following sentence at the end:

    "In the event that a Change of Control occurs, the mortality table and interest rate set forth in the Plan shall be used to determine the actuarial equivalent for any form of benefit with respect to any Participant whose employment terminates within 12 months after such Change of Control, and to determine the amount needed to fund the present value of the Deferred Benefits as required by this Section 5."


    EXECUTED this 27th day of March, effective as of January 17, 1997.

                                       INPUT/OUTPUT, INC.


                                       By:       /s/ Gary D. Owens
                                            ---------------------------
                                       Its:      President
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